Summary Historical and Projected Financial Results by Platform													(Amounts in Millions)

(Amounts in Millions)	Media General, Inc.					Newspaper Sale Change					Pro Forma

	Fiscal Year					Fiscal Year					Fiscal Year
	2008A	2009A	2010A	2011A	2012F	2008A	2009A	2010A	2011A	2012F	2008A	2009A	2010A	2011A	2012F
Broadcast Television
Revenues	$322.1	$259.0	$306.8	$278.7	$329.9	$-			$-	$-	$322.1	$259.0	$306.8	$278.7	$329.9
Operating Expenses	260.4	217.0	222.6	210.8	225.5					(1.5)	260.4	217.0	222.6	210.8	224.0
Operating Profit	61.7	42.0	84.2	67.9	104.4	--	--	--	--	1.5	61.7	42.0	84.2	67.9	105.9
Depreciation & Amortization	25.5	23.0	20.7	20.2	19.8	--			--	--	25.5	23.0	20.7	20.2	19.8
Platform EBITDA	87.2	65.0	104.9	88.1	124.2	--	--	--	--	1.5	87.2	65.0	104.9	88.1	125.7

Digital Media & Other
Revenues	38.4	41.1	43.0	38.0	43.3	(21.4)	(18.8)	(21.6)	(24.0)	(26.4)	17.0	22.3	21.4	14.0	16.9
Total Operating Expenses	40.2	38.3	40.6	40.4	41.4	(22.9)	(21.0)	(22.2)	(22.3)	(23.2)	17.3	17.3	18.4	18.1	18.2
Operating Profit	(1.8)	2.8	2.4	(2.4)	1.9	1.5	2.2	0.6	(1.7)	(3.2)	(0.3)	5.0	3.0	(4.1)	(1.3)
Depreciation & Amortization	1.8	1.7	1.2	0.8	0.7	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	1.7	1.5	1.1	0.7	0.6
Platform EBITDA	(0.0)	4.5	3.6	(1.6)	2.6	1.4	2.0	0.5	(1.8)	(3.3)	1.4	6.5	4.1	(3.4)	(0.7)

Print
Revenues	436.9	357.5	328.4	299.5	287.1	(436.9)	(357.5)	(328.4)	(299.5)	(287.1)	-	-	-	-	-
Total Operating Expenses (a)	406.7	317.4	301.9	293.2	272.9	(406.7)	(317.4)	(301.9)	(293.2)	(272.9)	--	--	--	--	--
Operating Profit	30.2	40.1	26.5	6.3	14.2	(30.2)	(40.1)	(26.5)	(6.3)	(14.2)	--	--	--	--	--
Depreciation & Amortization	27.7	24.9	22.8	22.1	20.0	(27.7)	(24.9)	(22.8)	(22.1)	(20.0)	--	--	--	--	--
Platform EBITDA	57.9	65.0	49.3	28.4	34.2	(57.9)	(65.0)	(49.3)	(28.4)	(34.2)	--	--	--	--	--

Total Platform
Revenues	797.4	657.6	678.2	616.2	660.3	(458.3)	(376.3)	(350.0)	(323.5)	(313.5)	339.1	281.3	328.2	292.7	346.8
Total Operating Expenses	707.3	572.7	565.1	544.4	539.8	(429.6)	(338.4)	(324.1)	(315.5)	(297.6)	277.7	234.3	241.0	228.9	242.2
Operating Profit	90.1	84.9	113.1	71.8	120.5	(28.7)	(37.9)	(25.9)	(8.0)	(15.9)	61.4	47.0	87.2	63.8	104.6
Depreciation & Amortization	55.0	49.6	44.7	43.1	40.5	(27.8)	(25.1)	(22.9)	(22.2)	(20.1)	27.2	24.5	21.8	20.9	20.4
Platform EBITDA	$145.1	$134.5	$157.8	$114.9	$161.0	$(56.5)	$(63.0)	$(48.8)	$(30.2)	$(36.0)	$88.6	$71.5	$109.0	84.7	125.0

											Advertising Services & Other			3.4	1.9
											Broadcast stations + websites only			$88.1	$126.9

Platform Operating Profit	$90.1	$84.9	$113.1	$71.8	$120.5	$(28.7)	$(37.9)	$(25.9)	$(8.0)	$(15.9)	$61.4	$47.0	$87.2	$63.8	$104.6

Corp. Expense, Amort. & Other
Corporate Expense	(38.5)	(27.1)	(31.5)	(30.6)	(31.6)	14.1	10.4	12.1	11.7	11.7	(24.4)	(16.7)	(19.4)	(18.9)	(19.9)
Acquisition Intangible Amortization	(13.7)	(7.1)	(6.2)	(5.9)	(2.9)						(13.7)	(7.1)	(6.2)	(5.9)	(2.9)
Goodwill & Other Asset Impairment	(908.7)	(84.2)	-	(32.6)	(10.0)						(908.7)	(84.2)	-	(32.6)	(10.0)
Gain on Insurance Recovery	3.2	1.9	1.0	-	-						3.2	1.9	1.0	-	-
Impairment of and Income (Loss) on Investments	(4.4)	0.7	-	-	-						(4.4)	0.7	-	-	-
Other Expense	4.0	(0.6)	(2.6)	(1.9)	(12.9)					3.0	4.0	(0.6)	(2.6)	(1.9)	(9.9)
Debt Modification Costs	-	-	-	-	(10.4)						-	-	-	-	(10.4)
Corporate Interest Expense	(43.4)	(41.9)	(71.0)	(64.4)	(78.2)						(43.4)	(41.9)	(71.0)	(64.4)	(78.2)
Income (Loss) from Continuing Operations Before Income Taxes	(911.4)	(73.4)	2.8	(63.6)	(25.5)	(14.6)	(27.5)	(13.8)	3.7	(1.2)	(926.0)	(100.9)	(11.0)	(59.9)	(26.7)
Income Taxes	288.1	28.6	(25.4)	(10.7)	(19.6)	--	--	--	--	--	288.1	28.6	(25.4)	(10.7)	(19.6)
Income (Loss) from Continuing Operations	$(623.3)	$(44.8)	$(22.6)	$(74.3)	$(45.1)	$(14.6)	$(27.5)	$(13.8)	$3.7	$(1.2)	$(637.9)	$(72.3)	$(36.4)	$(70.6)	$(46.3)

EBITDA Calculation
Income (Loss) from Continuing Operations	$(623.3)	$(44.8)	$(22.6)	$(74.3)	$(45.1)	$(14.6)	$(27.5)	$(13.8)	$3.7	$(1.2)	$(637.9)	$(72.3)	$(36.4)	$(70.6)	$(46.3)
Interest Expense	43.4	41.9	71.0	64.4	78.2	-	-	-	-	-	43.4	41.9	71.0	64.4	78.2
Debt Modification Costs	-	-	-	-	10.4	-	-	-	-	-	-	-	-	-	10.4
Taxes	(288.1)	(28.6)	25.4	10.7	19.6	-	-	-	-	-	(288.1)	(28.6)	25.4	10.7	19.6
Depreciation and Amortization	71.5	59.2	53.1	51.6	46.1	(27.8)	(25.1)	(22.9)	(22.2)	(20.1)	43.7	34.1	30.2	29.4	26.0
Non-Cash Impairment Charges	908.7	84.2	-	32.6	10.0	-	-	-	-	-	908.7	84.2	-	32.6	10.0
EBITDA from Continuing Operations	$112.2	$111.9	$126.9	$85.0	$119.2	$(42.4)	$(52.6)	$(36.7)	$(18.5)	$(21.3)	$69.8	$59.3	$90.2	66.5	97.9
EBITDA Margin	14.1%	17.0%	18.7%	13.8%	18.1%	9.2%	14.0%	10.5%	5.7%	6.8%	20.6%	21.1%	27.5%	22.7%	28.2%

						Corporate Expense Adjustment			5.9	5.9	Advertising Services & Other			3.4	1.9
						Newspapers + websites only			(24.4)	(27.2)	Broadcast stations + websites only			$69.9	$99.8

					EBITDA for unprofitable newspapers				15.5	2.5
				Newspapers + websites excluding unprofitable papers					$(39.9)	$(29.7)

Historical and Projected Capex													(Amounts in Millions)

	Fiscal Year
	2008A	2009A	2010A	2011A	2012P
Broadcast + Websites + Advertising Services	10.6	8.4	15.6	13.7	13
Print + Websites	16.3	6.2	5.5	3.5	5
Corporate	2	3.8	5.3	1.8	2
Total Capital Expenditures	$28.9	$18.4	$26.4	$19.0	$20.0